Exhibit 99.1

Akari Therapeutics Reports First Quarter

2024 Financial Results and Recent Highlights

Entered into a Definitive Merger Agreement with Peak Bio; Expected to Close in the Third Quarter of 2024

Samir R. Patel, M.D. Appointed Interim CEO

Plan for Prioritization of Peak Bio’s ADC Cancer Therapeutic Platform Technology and Akari’s PAS-nomacopan for Geographic Atrophy

Implementation of Restructuring Plan to Reduce Operating Costs

Existing Investors Support the Company with Issuance of $1 million in Unsecured Convertible Notes

BOSTON and LONDON, May 16, 2024 (GLOBE NEWSWIRE) – Akari Therapeutics, Plc (Nasdaq: AKTX), a late-stage biotechnology company developing advanced therapies for autoimmune and inflammatory diseases, has reported financial results for the first quarter ended March 31, 2024 as well as recent company highlights.

“My first few weeks as Interim CEO of Akari have been filled with non-stop activity and optimism,” said Samir R. Patel, MD, Akari Interim President and CEO. “We continue to work towards completion of the merger with Peak Bio, advance PAS-nomacopan in geographic atrophy, and explore value creation through business opportunities with nomacopan, a phase 3 ready compound. In addition, we continue to be incredibly optimistic about the potential opportunities afforded by Peak’s ADC platform technology.”

Recent Company Highlights

•
Entered into a definitive agreement with Peak Bio Inc. (Peak Bio) to merge as equals in an all-stock transaction. The combined entity will operate as Akari Therapeutics, Plc, which is expected to continue to be listed and trade on the Nasdaq Capital Market as AKTX. The merger is expected to close in the third quarter of 2024.

•
Announced portfolio prioritization plan for combined go-forward company which will focus on Peak’s antibody drug conjugate (ADC) platform technology and Akari’s PAS-nomacopan Geographic Atrophy (GA) program. As a result of this prioritization, the Company's HSCT-TMA program was suspended.

•
Announced key leadership changes, including the appointment of experienced life sciences entrepreneur Samir R. Patel, M.D. as interim CEO, following the departure of Rachelle Jacques.

•
Commenced implementation of a reduction-in-force of approximately 67% of the Company's total workforce as part of an operational restructuring plan, which included the elimination of certain senior management positions, to reduce operating costs while supporting the Company’s long-term strategic plan.

•
In May 2024, issued unsecured convertible, short-term promissory notes to Samir R. Patel, M.D, the Company’s President and Chief Executive Officer, and Ray Prudo, M.D., the Company’s Chairman of the Board, each in the amount of $500,000 to provide operating capital.

First Quarter 2024 Financial Results

As of March 31, 2024, the Company had cash of approximately $1.3 million.

Research and development expenses were approximately $2.3 million for the three months ended March 31, 2024, as compared to approximately $1.7 million for the same period in 2023.

General and administrative expenses were approximately $3.7 million for the three months ended March 31, 2024, as compared to approximately $2.9 million for the same period in 2023.

Total other income, net was approximately $0.4 million for the three months ended March 31, 2024, as compared to approximately $5.6 million for the same period in 2023, of which $0.6 million and $5.6 million was the result of net non-cash gains related to the company's liability-classified warrants issued in connection with the company's September 2022 private placement transaction.

Net loss was approximately $5.6 million for the three months ended March 31, 2024, as compared to net income of approximately $1.0 million for the same period in 2023. Excluding the non-cash gains of approximately $0.6 million and $5.6 million for the three months ended March 31, 2024 and 2023, respectively, related to the company's liability-classified warrants, net loss was $6.2 million and $4.6 million, respectively.

Readers are referred to, and encouraged to read in its entirety, the company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024, as filed with the Securities and Exchange Commission on March 15, 2024, which includes further detail on the Company’s business plans, operations, financial condition, and results of operations.

About the Merger

On March 5, 2024, Akari and Peak Bio announced a definitive agreement to merge as equals in an all-stock transaction. The combined entity will operate as Akari Therapeutics, Plc, which is expected to continue to be listed and trade on the Nasdaq Capital Market as AKTX, under the Chairmanship of Hoyoung Huh, MD, PhD. Under the terms of the agreement, Peak stockholders will receive a number of Akari ordinary shares (represented by American Depositary Shares) for each share of Peak stock they own, as determined on the basis of the exchange ratio described in the agreement. The exchange is expected to result in implied equity ownership in the combined company of approximately 50% for Akari shareholders and approximately 50% for Peak stockholders on a fully diluted basis, subject to adjustment under certain circumstances, including based on each party’s relative level of net cash at the closing of the proposed transaction. The transaction is expected to close by the third quarter of this year subject to the satisfaction of customary closing conditions, including approval by the shareholders of both companies.

About Akari Therapeutics

Akari Therapeutics, plc (Nasdaq: AKTX) is a biotechnology company developing advanced therapies for autoimmune and inflammatory diseases. Akari’s lead asset, investigational nomacopan, is a bispecific recombinant inhibitor of complement C5 activation and leukotriene B4 (LTB4) activity. The company is conducting pre-clinical research of long-acting PAS-nomacopan in geographic atrophy (GA). For more information about Akari, please visit akaritx.com.

Cautionary Note Regarding Forward-Looking Statements

This communication includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), about the proposed transaction between Peak Bio and Akari and the operations of the combined company that involve risks and uncertainties relating to future events and the future performance of Akari and Peak Bio. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, satisfaction of closing conditions to the proposed transaction, prospective performance and opportunities with respect to Akari or Peak Bio, post-closing operations and the outlook for the companies’ businesses; Akari’s, Peak Bio’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to Akari’s and Peak Bio’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; future economic performance, future actions and outcome of contingencies such as legal proceedings; and the assumptions underlying or relating to such statements.

These statements are based on Akari’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to Peak Bio’s and/or Akari’s ability to obtain the approval of Akari’s shareholders or Peak Bio’s stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Akari and Peak Bio to terminate the merger agreement; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected, or at all; the risk that Akari may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with Akari’s or Peak Bio’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of Akari’s American Depositary Shares and Akari’s operating or financial results; uncertainties as to the long-term value of Akari’s American Depositary

Shares (and the ordinary shares represented thereby), including the dilution caused by Akari’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the proposed transaction; unknown liabilities related to Akari or Peak Bio; the nature, cost and outcome of any litigation and other legal proceedings involving Akari, Peak Bio or their respective directors, including any legal proceedings related to the proposed transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Akari’s programs or product candidates; risks related to any loss of Akari’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Akari product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Akari, or its collaborators or licensees; the extent to which the results from the research and development programs conducted by Akari, Peak Bio, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Akari’s product candidates, and the impact of studies (whether conducted by Akari or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Akari’s material contracts or arrangements; risks related to competition for Akari’s product candidates; Akari’s ability to successfully develop or commercialize Akari’s product candidates; Akari’s, or its collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Akari’s product candidates; unexpected increase in costs and expenses with respect to the potential transaction or Akari’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Akari’s business, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. A more complete description of these and other material risks can be found in Akari’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Akari’s Annual Report on 10-K, for the year ended December 31, 2023, subsequent periodic reports, and other documents that may be filed from time to time with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Akari’s shareholders when it becomes available.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Akari’s management, and the reader is cautioned not to rely on any forward-looking statements made by Akari. Unless required by law, Akari is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Akari and Peak Bio expect to file with the SEC a Registration Statement on Form S-4. The Registration Statement on Form S-4 will include a prospectus of Akari and a joint proxy statement of Akari and Peak Bio, and each party may also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/ PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the Registration Statement on Form S-4, joint proxy statement/prospectus and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Akari will be available free of charge on Akari’s website at http://investor.akaritx.com/ or by contacting Akari’s Investor Relations Department at http://investor.akaritx.com/investor-resources/contact-us. Copies of the documents filed with the SEC by Peak Bio will be available free of charge on Peak Bio’s website at https://peak-bio.com/investors or by contacting Peak Bio’s Investor Relations Department at https://peak-bio.com/contact.

Participants in the Solicitation

Akari, Peak Bio and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Akari, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Akari’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 29, 2024, subsequent quarterly and current reports on Form 10-Q and -K, respectively, and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of Peak Bio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Peak Bio’s proxy statement for its 2022 Special Meeting of Stockholders, which was filed with the SEC on October 19, 2022, the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on June 29, 2023, subsequent quarterly and current reports on Form 10-Q and Form 8-K, respectively, and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Security holders, potential investors and other readers should read the joint proxy statement/prospectus, included in the Registration Statement on Form S-4 carefully when it becomes available before making any voting or investment decision. You may obtain free copies of these documents from Akari or Peak Bio using the sources indicated above.

For more information

Investor Contact:
Mike Moyer
LifeSci Advisors
(617) 308-4306
mmoyer@lifesciadvisors.com

Akari Therapeutics Plc

Condensed Consolidated Statements of Operations and Comprehensive Loss (Income)

(Unaudited, in U.S. dollars)

	Three Months Ended
	March 31,
(in thousands, except per share amounts)	2024	2023
Operating expenses:
Research and development	$2,279	$1,731
General and administrative	3,710	2,863
Loss from operations	(5,989)	(4,594)
Other income (expense):
Change in fair value of warrant liability	649	5,587
Other (expense) income, net	(226)	8
Net (loss) income	$(5,566)	$1,001

Net (loss) income per ordinary share — basic and diluted	$(0.00)	$0.00
Weighted-average number of ordinary shares used in computing net (loss) income per share
— Basic	13,453,147,979	7,474,546,753
— Diluted	13,453,147,979	7,573,542,457

Akari Therapeutics Plc

Condensed Consolidated Balance Sheet Data

(Unaudited, in U.S. dollars)

	March 31,	December 31,
($'s in thousands)	2024	2023
Cash	$1,310	$3,845
Other assets	1,462	510
Total assets	$2,772	$4,355

Total liabilities	$6,325	$4,584
Total shareholders’ deficit	(3,553)	(229)
Total liabilities and shareholders’ deficit	$2,772	$4,355